SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 14, 2003
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
               (Exact name of Registrant as specified in charter)



Delaware                            0-1665                   36-2476480
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(State or other jurisdiction    (Commission File No.)    (IRS Employer
incorporation)                                           Identification Number)


                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
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Item 5.  Other Events and Required FD Disclosure.

     On March 14, 2003, DCAP Group, Inc. (the "Company") sold all of the issued and outstanding shares of The White Plains Agency Inc. ("White Plains"), which operated the Company's White Plains "DCAP" store, to an individual who currently owns and operates an adjoining "DCAP" franchise. Concurrently with the sale, the White Plains store became a "DCAP" franchise location.

     As a result of the sale of White Plains, the Company no longer owns or operates any "DCAP" stores in the State of New York. All such stores are now operated as franchises. The Company also owns and operates 20 "Barry Scott" insurance agency store locations in the State of New York which it acquired from a subsidiary of The Progressive Corporation in August 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DCAP GROUP, INC.


Dated: March 19, 2003                           By: /s/ Barry Goldstein
                                                    --------------------
                                                    Barry Goldstein
                                                    Chief Executive Officer



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